Share-based Payments	6 Months Ended
Jun. 30, 2018
Share-based Payment Arrangements [Abstract]
Share-based payments

Note 7 - Share-based payments

In January 2018, TyrNovo’s board of directors decided to grant certain of its employees 1,170 options to purchase TyrNovo’s Ordinary Shares. The options have an exercise price equals to NIS 1 per one ordinary share, and were fully vested at the date of grant. The options are exercisable for 7 years from grant date.

The fair value of these options as of the grant date was measured at USD 431 thousand. During the six-month period ended June 30, 2018 the Company recorded an expense of USD 431 thousand, of which USD 402 thousand are to key management personnel.

These options were measured using the binominal model. The following inputs were used in the measurement of the fair value of these share based payments:

Share Price (USD)	368.9
Expected Volatility (%)	79.16%
Expected Duration (years)	7
Exercise Coefficient	2.0-2.8
Dividend Yield (%)	0%
Risk Free Rate Interest (%)	2.4%

The annual Expected Volatility applied was based on the historical weighted average volatility of relevant comparable companies, for a period corresponding to the share options’ contractual term.

The risk-free interest rate for periods within the contractual life of the option is based on the United States Treasury yield curve in effect at the time of grant.